Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	20	23	20	22	21	20	21	19	22	21	22	21	21	147
Average Daily Mortgage Loan Applications	$ 2,539	$ 2,645	$ 2,836	$ 2,642	$ 2,729	$ 2,735	$ 2,820	$ 3,009	$ 3,134	$ 2,937	$ 3,126	$ 3,144	$ 2,662	$ 2,977
Mortgage Loan Pipeline (loans-in-process)	$ 62,230	$ 64,125	$ 65,316	$ 60,939	$ 62,004	$ 57,217	$ 58,697	$ 63,945	$ 69,389	$ 68,747	$ 69,744	$ 68,533	$ 62,295
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 1,204	$ 1,730	$ 1,415	$ 1,824	$ 2,232	$ 1,991	$ 1,954	$ 2,381	$ 3,207	$ 2,845	$ 2,319	$ 2,206	$ 2,211

Loan Fundings (1):
Retail Lending	$ 12,978	$ 14,021	$ 12,436	$ 13,669	$ 12,809	$ 13,949	$ 12,647	$ 11,955	$ 14,409	$ 13,578	$ 14,377	$ 14,043	$ 12,667	$ 93,676
Wholesale Lending	7,786	8,193	7,229	7,464	6,650	7,781	7,155	6,874	8,159	7,963	8,077	7,413	6,603	52,244
Correspondent Lending	14,023	16,185	16,534	19,399	17,764	18,370	16,261	14,896	18,616	18,294	20,803	21,875	19,267	130,012
Capital Markets Purchases	944	1,782	1,596	576	565	1,575	309	566	954	192	884	1,558	147	4,610
Banking Operations Purchases (1)	1,212	1,345	292	788	490	55	741	278	1,144	453	279	374	377	3,646
Total Mortgage Loan Fundings	36,943	41,526	38,087	41,896	38,278	41,730	37,113	34,569	43,282	40,480	44,420	45,263	39,061	284,188
Commercial Real Estate Lending	427	273	646	406	863	1,093	654	693	664	930	1,157	814	803	5,715
Total Loan Fundings	$ 37,370	$ 41,799	$ 38,733	$ 42,302	$ 39,141	$ 42,823	$ 37,767	$ 35,262	$ 43,946	$ 41,410	$ 45,577	$ 46,077	$ 39,864	$ 289,903

Total Bank Loan Fundings (2)	$ 13,057	$ 14,578	$ 11,998	$ 17,994	$ 15,725	$ 15,744	$ 15,520	$ 13,669	$ 14,533	$ 16,048	$ 19,325	$ 20,699	$ 21,080	$ 120,874

Loan Fundings in Units (1):
Retail Lending	82,294	88,698	78,388	83,206	75,501	78,754	70,212	67,241	80,682	78,759	85,901	83,664	78,962	545,421
Wholesale Lending	37,798	40,740	35,448	36,813	32,856	38,199	34,318	32,665	38,936	38,582	39,513	36,209	32,769	252,992
Correspondent Lending	71,023	82,777	85,213	96,120	87,847	89,483	80,195	73,413	92,391	90,113	102,422	109,615	102,021	650,170
Capital Markets Purchases	3,716	6,978	5,832	2,594	2,198	5,860	951	1,817	2,884	738	3,336	4,651	508	14,885
Banking Operations Purchases (1)	3,709	5,683	807	11,463	1,527	183	9,395	2,670	7,552	2,723	2,110	6,638	6,345	37,433
Total Mortgage Loan Fundings	198,540	224,876	205,688	230,196	199,929	212,479	195,071	177,806	222,445	210,915	233,282	240,777	220,605	1,500,901
Commercial Real Estate Lending	40	39	56	97	70	87	60	64	88	89	170	137	103	711
Total Loan Fundings	198,580	224,915	205,744	230,293	199,999	212,566	195,131	177,870	222,533	211,004	233,452	240,914	220,708	1,501,612

Total Bank Loan Fundings (2)	78,490	88,429	74,449	111,016	87,298	87,509	91,176	78,823	87,660	94,593	111,041	121,778	132,506	717,577

Mortgage Loan Fundings (1)(3):
Purchase	$ 17,484	$ 19,605	$ 17,677	$ 17,403	$ 15,960	$ 17,147	$ 13,268	$ 12,633	$ 17,265	$ 15,866	$ 18,642	$ 20,739	$ 18,711	$ 117,124
Non-purchase	19,459	21,921	20,410	24,493	22,318	24,583	23,845	21,936	26,017	24,614	25,778	24,524	20,350	167,064
Total Mortgage Loan Fundings	$ 36,943	$ 41,526	$ 38,087	$ 41,896	$ 38,278	$ 41,730	$ 37,113	$ 34,569	$ 43,282	$ 40,480	$ 44,420	$ 45,263	$ 39,061	$ 284,188

Mortgage Loan Fundings by Product (1):
Government Fundings	$ 1,047	$ 1,161	$ 1,036	$ 1,241	$ 1,176	$ 1,240	$ 1,100	$ 1,033	$ 1,406	$ 1,532	$ 1,937	$ 2,216	$ 2,296	$ 11,520
ARM Fundings	$ 18,125	$ 19,323	$ 15,778	$ 16,259	$ 14,303	$ 15,222	$ 13,748	$ 12,533	$ 14,677	$ 11,424	$ 10,667	$ 12,599	$ 10,972	$ 86,620
Home Equity Fundings	$ 3,810	$ 4,275	$ 3,766	$ 4,294	$ 3,219	$ 3,271	$ 3,586	$ 2,977	$ 3,976	$ 3,480	$ 3,382	$ 3,734	$ 3,928	$ 25,063
Nonprime Fundings	$ 3,354	$ 3,722	$ 3,058	$ 3,254	$ 3,058	$ 3,739	$ 2,939	$ 2,587	$ 2,355	$ 1,682	$ 2,186	$ 1,853	$ 1,804	$ 15,406

MORTGAGE LOAN SERVICING (4)
Volume	$1,210,919	$1,228,518	$1,244,311	$1,263,061	$1,278,101	$1,298,394	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472	$1,434,099
Units	7,813,034	7,890,954	7,964,033	8,043,817	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534	8,840,474

Subservicing Volume (5)	$ 22,012	$ 23,179	$ 20,552	$ 21,125	$ 18,692	$ 18,275	$ 17,244	$ 16,455	$ 16,258	$ 16,338	$ 16,144	$ 16,263	$ 17,294
Subservicing Units	207,213	209,126	193,536	193,170	183,359	179,293	174,330	170,625	172,916	171,381	169,041	168,026	173,490

Prepayments in Full	$ 16,934	$ 19,783	$ 16,907	$ 20,142	$ 19,455	$ 21,315	$ 19,126	$ 17,810	$ 20,896	$ 20,088	$ 21,135	$ 18,577	$ 16,636	$ 134,268
Bulk Servicing Acquisitions	$ 34	$ 534	$ 2,375	$ 3,913	$ 2,164	$ 6,589	$ 1,103	$ 6,136	$ 5,198	$ 2,962	$ 2,650	$ 2,401	$ 42	$ 20,492

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	3.61%	3.65%	4.04%	3.97%	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%	4.44%	4.77%	4.89%
number of loans serviced	4.11%	4.15%	4.50%	4.43%	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%	4.71%	4.98%	5.10%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.46%	0.48%	0.51%	0.58%	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%	0.90%	0.96%	1.04%
number of loans serviced	0.48%	0.50%	0.52%	0.56%	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%	0.71%	0.74%	0.79%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	YTD

LOAN CLOSING SERVICES (units)
Credit Reports	818,603	920,379	788,458	837,157	744,719	675,767	897,918	823,272	1,109,878	982,765	1,023,073	1,026,845	1,007,235	6,870,986
Flood Determinations	196,237	302,948	273,293	290,196	292,759	260,263	310,340	247,297	305,214	274,407	342,574	293,131	282,930	2,055,893
Appraisals	102,950	117,367	104,930	118,105	110,071	109,116	108,450	104,652	123,070	116,062	125,420	126,686	158,876	863,216
Automated Property Valuation Services	444,637	939,734	699,238	539,126	902,351	447,833	539,439	1,257,809	573,932	634,281	1,003,475	698,273	668,721	5,375,930
Other	15,160	19,918	17,471	21,167	20,595	22,031	25,756	23,599	24,179	24,020	26,640	27,245	31,474	182,913
Total Units	1,577,587	2,300,346	1,883,390	1,805,751	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	2,149,236	15,348,938

CAPITAL MARKETS
Securities Trading Volume (7)	$ 278,625	$ 353,106	$ 301,179	$ 299,790	$ 325,784	$ 361,725	$ 312,666	$ 288,731	$ 396,545	$ 308,694	$ 350,850	$ 450,200	$ 370,513	$ 2,478,199

BANKING
Banking Operations Assets (in billions)	$ 85	$ 87	$ 88	$ 83	$ 82	$ 83	$ 83	$ 84	$ 84	$ 86	$ 87	$ 90	$ 90

INSURANCE
Net Premiums Earned:
Carrier	$ 75.5	$ 92.1	$ 76.5	$ 81.0	$ 80.0	$ 85.6	$ 90.7	$ 89.1	$ 91.1	$ 89.3	$ 95.7	$ 102.0	$ 100.3	$ 658.2
Reinsurance	18.4	18.7	19.5	19.5	20.1	20.3	20.8	21.6	20.9	20.9	21.9	22.6	23.3	152.0
Total Net Premiums Earned	$ 93.9	$ 110.8	$ 96.0	$ 100.5	$ 100.1	$ 105.9	$ 111.5	$ 110.7	$ 112.0	$ 110.2	$ 117.6	$ 124.6	$ 123.6	$ 810.2

Workforce Head Count: (8)
Loan Originations	32,253	32,310	32,013	32,395	31,906	31,606	31,633	31,721	31,849	32,641	32,966	33,796	34,326
Loan Servicing	7,138	7,003	6,959	6,951	6,968	6,980	7,145	7,209	7,256	7,453	7,818	7,897	8,059
Loan Closing Services	1,764	1,699	1,665	1,668	1,657	1,681	1,702	1,758	1,793	1,851	1,858	1,935	2,029
Banking	2,463	2,473	2,476	2,075	2,047	1,997	1,952	1,957	1,967	2,057	2,377	2,496	2,491
Capital Markets	842	838	858	854	878	886	903	928	996	1,035	1,064	1,098	1,136
Insurance	2,124	2,141	2,135	2,095	2,052	1,980	2,040	2,068	2,106	2,143	2,211	2,219	2,296
Global Operations	2,028	2,126	2,291	2,550	2,652	2,784	2,817	2,834	3,052	3,477	3,646	3,770	3,891
Corporate Overhead & Other	7,447	7,319	7,167	6,846	6,802	6,741	6,793	6,836	6,904	7,025	7,071	7,216	7,358
Total Workforce Head Count	56,059	55,909	55,564	55,434	54,962	54,655	54,985	55,311	55,923	57,682	59,011	60,427	61,586

Period-end Rates
10-Year U.S. Treasury Yield	4.99%	4.74%	4.64%	4.61%	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%	4.90%	5.03%	4.78%
FNMA 30-Year Fixed Rate MBS Coupon	6.15%	5.93%	5.86%	5.79%	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%	6.04%	6.26%	6.21%

(1)      During December 2006, the Company began reporting Banking Operations purchases from third parties. Prior months have been restated to reflect these purchases.

(2)      These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc., purchased from non-affiliates or originated by Countrywide Bank and are included in “Total Loan Fundings” above. The amounts include loans funded for both investment and for sale and commercial real estate loans processed by Countrywide Bank. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3)      Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)      Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(5)      Subservicing volume for non-Countrywide entities.

(6)      Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status. Delinquencies as a percentage of unpaid principal balance and numbers of loans serviced exclude loans in foreclosure.

(7)      Includes trades with Mortgage Banking Segment.

(8)      Workforce Head Count includes full-time employees, contract, and temporary help.

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